                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                            ----------------------

                                   FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                       TRANSAMERICA FINANCE CORPORATION
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            (Exact Name of Registrant as Specified in Its Charter)

                    DELAWARE                                                95-1077235
     ----------------------------------------                  ------------------------------------
     (State of Incorporation or Organization)                  (I.R.S. Employer Identification no.)

      600 MONTGOMERY STREET, SAN FRANCISCO, CA                                94111
     -----------------------------------------                 -------------------------------------
      (Address of Principal Executive Offices)                             (Zip Code)

          If this form relates to the                        If this form relates to the registration
          registration of a class of                         of a class of securities pursuant to
          securities pursuant to Section 12(b)               Section 12(g) of the Exchange Act and is
          of the Exchange Act and is effective               effective pursuant to General Instruction
          pursuant to General Instruction                    A.(d), please check the following box. [ ]
          A.(c), please check the following
          box. [X]

Securities Act registration statement file number to which this form relates:         33-58365
                                                                                 -----------------
                                                                                  (If Applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

                    Title of Each Class                              Name of Each Exchange on Which Each
                    to be so Registered                                   Class is to be Registered
 ----------------------------------------------------                ------------------------------------
    7.10% SENIOR QUARTERLY INTEREST BONDS DUE 2028                       NEW YORK STOCK EXCHANGE, INC.
 ----------------------------------------------------                ------------------------------------

Securities to be registered pursuant to Section 12(g) of the Act:

                                     NONE
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                               (Title of Class)

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                               (Title of Class)
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ITEM 1.   DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.


          This registration statement on Form 8-A (this "Registration Statement") relates to the registration with the Securities and Exchange Commission of 10,000,000 7.10% Senior Quarterly Interest Bonds due 2028 ("QUIBS"). The QUIBS are being issued in connection with an underwritten offering. The description of the QUIBS to be registered hereunder is set forth under the caption "DESCRIPTION OF BONDS" in the Prospectus Supplement (File No. 33-58365, the "Prospectus Supplement") filed under Rule 424(b)(5) with the Commission on October 28, 1998 under the Securities Act of 1933, as amended, and is incorporated herein by reference.

          The registration statement of which the Prospectus Supplement is a part shall be deemed to be incorporated by reference into this Registration Statement.


ITEM 2.   EXHIBITS.


          1. The description of the QUIBS under the caption "DESCRIPTION OF BONDS" is in the Prospectus Supplement (incorporated by reference from the Prospectus Supplement).

          2. The form of Indenture between Transamerica Finance Corporation and Harris Trust and Savings Bank, as trustee, pursuant to which Transamerica Finance Corporation will issue QUIBS (incorporated by reference from Exhibit 4.1 to the Registrant's Form S-3, File No. 33-40236, filed 08/16/91).

          3.  The form of the QUIBS.

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                                   SIGNATURE


          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:  November  3 , 1998          Transamerica Finance Corporation
                 ---


                                    By: /s/ PHILIP RICE
                                        --------------------------------
                                        Name:  Philip Rice
                                        Title:  Senior Vice President


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

                                   EXHIBITS



     1. The description of the QUIBS under the caption "DESCRIPTION OF BONDS" is in the Prospectus Supplement (incorporated by reference from the Prospectus Supplement).

     2. The form of Indenture between Transamerica Finance Corporation and Harris Trust and Savings Bank, as trustee, pursuant to which Transamerica Finance Corporation will issue QUIBS (incorporated by reference from Exhibit 4.1 to the Registrant's Form S-3, File No. 33-40236, filed 08/16/91).

     3.   The form of the QUIBS.

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